BNY Mellon Global Emerging Markets Fund
STATEMENT OF INVESTMENTS
July 31, 2025 (Unaudited)

Description	Shares	Value ($)
Common Stocks — 98.4%
Brazil — 5.0%
Lojas Renner SA	1,074,770	3,109,406
Raia Drogasil SA	2,139,359	5,157,798
TOTVS SA	541,646	4,212,603
WEG SA	389,881	2,576,207
		15,056,014
China — 20.8%
Anker Innovations Technology Co. Ltd., Cl. A	149,200	2,573,544
ANTA Sports Products Ltd.	300,200	3,441,784
Contemporary Amperex Technology Co. Ltd., Cl. A	292,100	10,746,083
Haidilao International Holding Ltd.(a)	1,756,000	3,113,824
Midea Group Co. Ltd., Cl. A	592,000	5,776,874
NARI Technology Co. Ltd., Cl. A	1,811,015	5,508,906
NetEase, Inc.	194,200	5,056,622
SF Holding Co. Ltd., Cl. A	467,690	2,990,969
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Cl. A	214,100	6,881,775
Tencent Holdings Ltd.	247,368	17,331,516
		63,421,897
Greece — 1.0%
Eurobank Ergasias Services and Holdings SA	835,812	3,088,497
Hong Kong — 7.9%
AIA Group Ltd.	1,285,000	12,015,159
Hong Kong Exchanges & Clearing Ltd.	92,500	5,031,529
SITC International Holdings Co. Ltd.	2,200,000	7,132,484
		24,179,172
India — 19.8%
Eternal Ltd.(b)	3,000,126	10,541,689
HDFC Bank Ltd.	398,638	9,184,277
Kotak Mahindra Bank Ltd.	183,143	4,136,666
Mahindra & Mahindra Ltd.	158,505	5,795,829
MakeMyTrip Ltd.(b)	69,332	6,488,782
Marico Ltd.	717,781	5,816,076
Supreme Industries Ltd.	66,719	3,280,321
Tata Consultancy Services Ltd.	167,600	5,810,216
Titan Co. Ltd.	124,192	4,745,591
Tube Investments of India Ltd.	135,206	4,384,534
		60,183,981
Indonesia — 1.0%
Bank Rakyat Indonesia Persero Tbk PT	13,398,900	3,020,961
Ireland — 1.4%
PDD Holdings, Inc., ADR(b)	37,244	4,225,332
Mexico — 1.2%
Qualitas Controladora SAB de CV	404,075	3,661,629
Peru — 2.0%
Credicorp Ltd.	26,211	6,212,007
Philippines — .0%
GT Capital Holdings, Inc.	1	10

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares	Value ($)
Common Stocks — 98.4% (continued)
Singapore — 3.5%
Grab Holdings Ltd., Cl. A(b)	903,987	4,420,496
Trip.com Group Ltd.	100,450	6,295,720
		10,716,216
South Africa — 3.0%
Bidvest Group Ltd.	313,284	4,091,932
Shoprite Holdings Ltd.	340,164	4,958,043
		9,049,975
South Korea — 8.8%
HD Hyundai Marine Solution Co. Ltd.	42,477	6,263,734
Hugel, Inc.(b)	11,914	2,895,167
Samsung Electronics Co. Ltd.	175,851	9,053,765
SK Hynix, Inc.	42,924	8,465,326
		26,677,992
Taiwan — 19.3%
Advantech Co. Ltd.	330,000	3,709,356
Chroma ATE, Inc.	283,000	4,081,799
Delta Electronics, Inc.	378,000	7,180,702
MediaTek, Inc.	69,000	3,167,099
Sinbon Electronics Co. Ltd.	619,000	5,060,256
Taiwan Semiconductor Manufacturing Co. Ltd.	745,000	28,953,849
Uni-President Enterprises Corp.	1,119,000	2,969,254
Voltronic Power Technology Corp.	89,000	3,518,553
		58,640,868
Turkey — 1.1%
BIM Birlesik Magazalar A/S	247,556	3,235,109
Uruguay — 2.6%
MercadoLibre, Inc.(b)	3,322	7,886,063
Total Common Stocks (cost $228,055,723)		299,255,723

	1-Day Yield (%)
Investment Companies — 2.1%
Registered Investment Companies — 2.1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares(c) (cost $6,501,832)	4.43	6,501,832	6,501,832
Total Investments (cost $234,557,555)		100.5%	305,757,555
Liabilities, Less Cash and Receivables		(.5 )%	(1,547,327)
Net Assets		100.0%	304,210,228

ADR—American Depositary Receipt

(a)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2025, these securities amounted to $3,113,824 or 1.0% of net assets.

(b)	Non-income producing security.
(c)	Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.
See notes to statement of investments.

Statement of Investments
BNY Mellon Global Emerging Markets Fund
July 31, 2025 (Unaudited)
The following is a summary of the inputs used as of July 31, 2025 in valuing the fund’s investments:
	Level 1 - Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	299,255,723	—	—	299,255,723
Investment Companies	6,501,832	—	—	6,501,832
	305,757,555	—	—	305,757,555

†	See Statement of Investments for additional detailed categorizations, if any.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).
Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.
Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:
Level 1—unadjusted quoted prices in active markets for identical investments.
Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:
The Company’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.
Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.
Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.
Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.
When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.
Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
Pursuant to a securities lending agreement with BNY, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The securities on loan, if any, are also disclosed in the fund’s Statement of Investments. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.
At July 31, 2025, accumulated net unrealized appreciation on investments was $71,200,000, consisting of $82,026,479 gross unrealized appreciation and $10,826,479 gross unrealized depreciation.
At July 31, 2025, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.